UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006

GENESIS HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50351	20-0023783

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East State Street, Kennett Square, PA 19348
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 610-444-6350

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     The information contained in Item 7.01 of this Current Report and in the press release attached as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in Item 7.01 of this Current Report and in the press release attached as Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     On May 15, 2006, Genesis HealthCare Corporation (“GHC” or the “Company”) notified The NASDAQ Stock Market, Inc. (“Nasdaq”) that it will not file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2006 with the Securities and Exchange Commission (the “SEC”) before the extended filing deadline of May 15, 2006 and, as a result, the Company will not be in compliance with Nasdaq Marketplace Rule 4310(c)(14), which requires the filing with Nasdaq of all reports required to be filed with the SEC on or before the date such reports are required to be filed with the SEC. Please see the disclosure under Item 4.02, Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review, below for the circumstances surrounding GHC’s delay in filing.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on April 28, 2006, GHC will restate its consolidated financial statements for the fiscal years ended September 30, 2003, 2004 and 2005 to (i) reflect general and professional liability claims and workers’ compensation claims on an undiscounted basis and (ii) correct previously reported errors related to accounting for operating lease expense on a straight-line basis, the classification of certain leases, accounting for GHC’s stock held in its deferred compensation plan, the useful lives assigned to certain fixed assets and unaccrued costs resulting from purchasing cut-off procedures to include them in the appropriate period. The restatement will also reflect changes in certain account classifications to conform with U.S. generally accepted accounting principles (“GAAP”).

     In connection with its review of the Company’s condensed consolidated financial statements for the fiscal quarter ended March 31, 2006, KPMG LLP, GHC’s independent registered public accounting firm, in conjunction with GHC, determined that several of the Company’s jointly-owned and managed facilities created variable interest entities (“VIEs”) and that the Company was the primary beneficiary of the VIEs within the meaning of Financial Accounting Standards Board Interpretation No. 46 (R), “Consolidation of Variable Interest Entities” (“FIN 46(R)”), which would require the financial statements of the VIEs be consolidated into the Company’s financial statements. Accordingly, the Company has concluded that its previously announced restatement of its consolidated financial statements described above will also reflect the consolidation of the financial statements of these entities.

Item 7.01	Regulation FD Disclosure

     On May 15, 2006, the Company issued a press release announcing the consolidation of the financial statements of certain VIEs, which release is attached hereto as Exhibit 99.1 and furnished pursuant to Item 7.01, Regulation FD Disclosure.

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     The press release attached hereto as Exhibit 99.1 includes EBITDA which is a non-GAAP financial measures. For purposes of SEC Regulation G and Item 10(e) of Regulation S-K, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. Pursuant to the requirements of Regulation G and Item 10(e) of Regulation S-K, GHC has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

     GHC’s management believes that the presentation of EBITDA provides useful information to investors regarding GHC’s results of operations because EBITDA is useful for trending, analyzing and benchmarking the performance and value of GHC’s business. By excluding certain expenses and other items that may not be indicative of GHC’s core business operating results, this non-GAAP financial measure:

•	allows investors to evaluate GHC’s performance from management’s perspective, resulting in greater transparency with respect to supplemental information used by GHC in its financial and operational decision making;

•	facilitates comparisons with prior periods and reflects the principal basis on which management monitors financial performance; and

•	facilitates comparisons with the performance of others in the long-term care services industry.

     GHC uses EBITDA primarily as a performance measure and believes that the GAAP financial measure most directly comparable to EBITDA is net income. GHC uses EBITDA as a measure to assess the relative performance of its eldercare properties and other of its operating businesses, as well as the employees responsible for operating such businesses. EBITDA is useful in this regard because it does not include such costs as interest expense, income taxes and depreciation and amortization expense which may vary from business unit to business unit depending upon such factors as the method used to finance the original purchase of the business unit or the tax law in the state in which a business unit operates. By excluding such factors when measuring financial performance, many of which are outside of the control of the employees responsible for operating GHC’s business units, management is better able to evaluate the operating performance of the business unit and the employees responsible for business unit performance. Consequently, GHC’s management uses EBITDA to determine the extent to which GHC’s employees have met performance goals, and therefore may or may not be eligible for incentive compensation awards.

     GHC also uses EBITDA in its annual budget process. GHC believes EBITDA facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors’ historical operating performance. The presentation of this non-GAAP financial measure is consistent with GHC’s past practice and GHC believes such measures further enable investors and analysts to compare current non-GAAP measures with non-GAAP measures presented in prior periods.

     Although GHC uses EBITDA as a financial measure to assess the performance of its business, the use of EBITDA is limited because it does not consider certain material costs necessary to operate its business. These costs include the cost to service GHC’s debt, the non-cash depreciation and amortization associated with GHC’s long-lived assets, the cost of GHC’s federal and state tax obligations, GHC’s share of the earnings or losses of GHC’s less than 100% owned operations and the operating results of GHC’s discontinued businesses. Because EBITDA does not consider these important elements of GHC’s cost structure, a user of GHC’s financial information who relies on EBITDA as the only measure of GHC’s performance could draw an incomplete or misleading conclusion regarding GHC’s financial performance. Consequently, a user of GHC’s financial information should consider net income an important measure of GHC’s financial performance because it provides the most complete measure of GHC’s performance.

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     GHC defines EBITDA as earnings from continuing operations before equity in net income (loss) of unconsolidated affiliates, minority interests, interest expense, income taxes, depreciation and amortization. Other companies may define EBITDA differently and, as a result, GHC’s measure of EBITDA may not be directly comparable to EBITDA of other companies. EBITDA does not represent net income (loss) as defined by GAAP and should be considered in addition to, not as a substitute for, or superior to, GAAP financial measures.

Item 8.01	Other Events.

     As described above, in connection with GHC’s response to review letters from the SEC relating to its Annual Report on Form 10-K for the fiscal year ended September 30, 2005 and Quarterly Report for the fiscal quarter ended December 31, 2005, and after review and consultation with its Audit Committee and KPMG LLP, its independent registered public accounting firm, GHC determined that its policy with respect to discounting outstanding losses and loss expenses for both general and professional liability and workers’ compensation liability claims and its conclusions regarding the consolidation of certain joint-venture partnerships in accordance with FIN 46(R) were not in accordance with GAAP.

     GHC’s consolidated financial statements for the fiscal years ended September 30, 2005, 2004 and 2003 will be restated to reflect general and professional liability claims and workers’ compensation claims on an undiscounted basis and to consolidate certain joint-venture partnerships in accordance with FIN 46(R). In addition, the restatements will make changes in certain account classifications to conform with GAAP and to correct all previously reported errors to include them in the appropriate period.

     In light of the determination that certain of GHC’s accounting policies were not in accordance with GAAP, GHC’s management, including its chief executive officer and chief financial officer, subsequent to March 31, 2006, re-evaluated GHC’s internal control over financial reporting as of September 30, 2005. Management has concluded that the errors described above related to discounting outstanding losses and loss expenses and the proper application of FIN 46(R) resulted from ineffective policies procedures relating to the accounting for such matters, which represent a material weakness in internal control over financial reporting. GHC is also evaluating other deficiencies in connection with the restatements. Readers are therefore cautioned not to rely on management’s conclusion set forth in Item 9A: Controls and Procedures – Management’s Annual Report on Internal Control over Financial Reporting included in GHC’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005, that its internal control over financial reporting was effective as of September 30, 2005. GHC has been advised by KPMG, LLP, that KPMG’s report on internal control over financial reporting as of September 30, 2005 should not be relied upon.

     In order to conform to GAAP, subsequent to March 31, 2006, GHC will remediate the material weakness described above by correcting its accounting and by designing policies and procedures to ensure proper accounting for outstanding losses and loss expenses and the proper application of FIN 46(R) under GAAP.

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Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit	Description

99.1	Press release issued by Genesis HealthCare Corporation on May 15, 2006.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2006	GENESIS HEALTHCARE CORPORATION

	By:	/s/ James V. McKeon

	Name:	James V. McKeon
	Title:	Chief Financial Officer